UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30,

Date of reporting period: November 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RIVERBRIDGE PARTNERS®

An investment management firm

RIVERBRIDGE GROWTH FUND
Investor Class (RIVRX)
Institutional Class (RIVBX)

RIVERBRIDGE ECO LEADERS® FUND
Investor Class (ECOLX)
Institutional Class (RIVEX)

ANNUAL REPORT
November 30, 2016

RIVERBRIDGE FUNDS
Each a series of Investment Managers Series Trust

Table of Contents

Riverbridge Growth Fund
Shareholder Letter	1
Fund Performance	6
Schedule of Investments	8
Riverbridge Eco Leaders® Fund
Shareholder Letter	11
Fund Performance	16
Schedule of Investments	18
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	37
Supplemental Information	38
Expense Examples	44

This report and the financial statements contained herein are provided for the general information of the shareholders of the Riverbridge Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.riverbridge.com

Fellow Shareholder:

The Riverbridge Growth Fund (the Fund) generated positive returns but slightly underperformed its primary benchmark, the Russell 3000® Growth Index, in the Fiscal Year ended November 30, 2016. The Fund was also unable to keep up with the broader market, as represented by the S&P 500® Index. As always, the Riverbridge Investment Team adhered to our investment style, focusing on high quality, well managed companies which we believe can increase their earnings power for sustained periods regardless of overall economic conditions. Our performance goal remains to outperform the benchmarks over an entire economic cycle, typically 4-8 years.

Performance	FY 2016 (12/1/15- 11/30/16)	SINCE INCEPTION (12/31/12-11/30/16)
Investor Class (RIVRX) at NAV	3.78%	12.05%
Institutional Class (RIVBX) at NAV	4.03%	12.31%
Russell 3000® Growth	4.25%	14.21%
S&P 500®	8.06%	14.09%

For the period ended 12/31/16, the Fund’s one-year total return for the Investor Share was 5.49% and Institutional Share was 5.66%; and since inception annualized return for the Investor Share was 11.58% and Institutional Share was 11.84%. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please call (888) 447‐4470 for most recent month end performance. Returns for more than one year are annualized. As stated in the current prospectus, the Fund’s gross and net expense ratios for the Investor Class are 1.67% and 1.25%, respectively. The Fund’s gross and net expense ratios for the Institutional Class are 1.42% and 1.00%, respectively. The Fund’s advisor has contractually agreed to waive certain fees and/or pay for operating expenses until March 31, 2017. A redemption fee of 1.00% will be imposed on redemptions of shares within 90 days of purchase.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Market and Economic Environment

The twelve-month period ended November 30, 2016 was an eventful one in the U.S. equity market. In December 2015, the U.S. Federal Reserve raised interest rates for the first time since 2006. A sharp selloff in January caused by slowing growth in China was followed by a strong rally in March. During the second calendar quarter, a steady rise in stock prices ended abruptly with the results of the Brexit referendum in the United Kingdom. The summer and early fall featured a record-breaking streak of low volatility until stocks fell in October, ahead of the U.S. presidential election. Immediately after the election, the market experienced a strong and broad rally, driving the major indices to record highs.

For the period overall, small cap stocks outperformed large caps, and value stocks outperformed growth. All sectors in the Russell 3000® Growth Index except Health Care generated positive returns. In general, companies expected to benefit from stronger economic growth performed well. For example, of the major sectors within the benchmark, the top performing was Industrials.

During the Fund’s 2016 Fiscal Year, the U.S. economy demonstrated enough strength to allow the Fed to signal that it was likely to increase interest rates in December 2016, and in future Open Market Committee meetings thereafter. Employment data showed slow but steady improvement, home sales increased, and energy prices rose after bottoming out earlier in the period. Merger and acquisition activity remained at a high level, further exemplifying company managements’ confidence in the near-term outlook.

Performance Discussion

The Fund slightly underperformed the primary benchmark in Fiscal 2016. The primary cause of this underperformance was market participants’ preference for stocks of companies that are expected to benefit from stronger economic growth. During 2016, the Riverbridge Investment Team did not deviate from our disciplined focus on companies that we believe are able to increase their earnings power regardless of overall economic conditions.

From a sector attribution standpoint, the principal reason for the Fund’s slight relative performance shortfall was the performance of the Fund’s holdings in the Industrial sector. As mentioned above, during the twelve months ended 11/30/16, market participants generally favored companies expected to benefit from improving economic conditions. In contrast, the Riverbridge Investment Team seeks out companies in the Industrial and all sectors that we believe will grow even in difficult macroeconomic environments.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

As a result of our adherence to this discipline, the Fund’s Industrial holdings generated positive returns during Fiscal 2016, but trailed the strong returns of the Industrial companies in the benchmark.

The top performing sector was Consumer Discretionary. Strong stock selection enabled the Fund to generate strong results in this sector on a relative and absolute basis. Within this sector, the Fund’s investment in Grand Canyon Education (LOPE, 2.04% average weight) rose 44%. LOPE provides undergraduate and graduate programs to traditional and non-traditional (working) students primarily in the southwestern United States. To differentiate itself from online competition, Grand Canyon is spending significant resources to build out a traditional campus, complete with athletic programs, dormitories, and brick and mortar classrooms. During the Fund’s Fiscal 2016, LOPE’s online enrollment growth accelerated, exceeding consensus expectations, and “ground campus” enrollment also continued to grow. In addition, the U.S. presidential election results caused market participants to speculate that regulatory scrutiny of for-profit education companies may ease.

The Fund’s investments in the Health Care segment also contributed to performance during Fiscal 2016. One Health Care holding, Cepheid (CPHD, 2.29% average weight) increased in value 47%. CPHD is a molecular diagnostics company, with a platform providing automated sample preparation and rapid diagnosis. In September, CPHD management announced that the company received and accepted a cash takeover bid from Danaher Corp. (DHR, not held) for a 54% premium over the stock price at the time of the announcement. While this premium helped the Fund’s short-term performance, the Riverbridge Investment Team would have preferred that CPHD remain independent. The acquisition price is below the stock’s high, and the Team remained confident that CPHD’s competitive advantages and investments in its sales force would resulting growth opportunities which would have benefited the Fund’s shareholders for years to come.

Investors’ clear preference for small cap stocks helped relative performance during Fiscal 2016. The Fund is truly all cap, consisting of small, mid, and large cap companies in roughly equal proportions. The primary benchmark, however, is more heavily weighted toward large caps. Consequently, the outperformance of small caps in Fiscal 2016 contributed to the Fund’s relative performance.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Outlook

As we enter Fiscal 2017, investor optimism abounds. Market participants appear to anticipate from the incoming Trump administration more business friendly policies with respect to taxation, regulation, and fiscal stimulus. Corporate earnings have rebounded. Corporate profits are again growing after several quarters of decline. Energy prices have also appeared to have stabilized following a volatile 2016.

Many market obstacles remain, however. Much of the optimism described above is already priced into the market, driving valuations higher. According to FactSet, as of 11/30/16, the S&P 500® was trading at twenty-one times their past twelve months of earnings, compared to the ten-year average of sixteen times. Though this valuation level is not extreme, it may moderate the advance by the markets. The stronger dollar is making U.S. exports more expensive to foreign buyers and could suppress foreign earnings. The Federal Reserve, after raising rates in December, is poised to tighten again in 2017 in their efforts to normalize monetary policy. Perhaps the most formidable foe to continued market advancement are high investor expectations.

The Riverbridge Investment Team does not alter our approach based on short-term expectations or based on the current emotions of the market. In Fiscal 2017, we will continue to seek high quality businesses featuring the ability to sustain strong returns on capital. Our portfolio companies are internally financed and should be less impacted should interest rates and borrowing costs rise. Most importantly, the leaders of our companies are adept at managing through the ever-changing global business climate.

Thank you for investing in the Riverbridge Growth Fund.

Riverbridge Partners, LLC

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

The views in this Report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding the Fund’s investment methodology and do not constitute investment advice.

Risk Disclosures: Investing involves risk, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund invests in foreign securities through the use of ADRs. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund will typically invest in the securities of fewer issuers. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price‐to‐book ratios and higher forecasted growth values. The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. An investor cannot invest directly in an index.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Riverbridge Growth Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 3000® Growth Index and the S&P 500® Index. The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2016	1 Year	3 Years	Since Inception	Inception Date
Investor Class	3.78%	4.96%	12.05%	12/31/12
Institutional Class	4.03%	5.20%	12.31%	12/31/12
Russell 3000® Growth Index	4.25%	8.81%	14.21%	12/31/12
S&P 500® Index	8.06%	9.07%	14.09%	12/31/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 447-4470.

Gross and net expense ratios for the Investor Class shares were 1.67% and 1.25%, respectively, and for the Institutional Class shares were 1.42% and 1.00%, respectively, which were the amounts stated in the current prospectus dated April 1, 2016. The Growth Fund’s advisor has contractually agreed to waive its fees and/ or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% and 1.00% of the average daily net assets of the Growth Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Riverbridge Growth Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

Riverbridge Growth Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2016

Number of Shares		Value

	COMMON STOCKS – 95.3%
	CONSUMER DISCRETIONARY – 14.5%
2,390	Amazon.com, Inc.*	$1,793,862
26,550	Burberry Group PLC ADR	475,511
23,453	Five Below, Inc.*	923,110
65,985	Gentex Corp.	1,220,063
27,830	Grand Canyon Education, Inc.*	1,589,093
25,880	LKQ Corp.*	849,640
34,240	Starbucks Corp.	1,984,893
		8,836,172
	CONSUMER STAPLES – 6.5%
48,609	Reckitt Benckiser Group PLC - ADR	822,464
19,005	United Natural Foods, Inc.*	892,285
20,972	Walgreens Boots Alliance, Inc.	1,776,957
16,000	Whole Foods Market, Inc.	486,240
		3,977,946
	FINANCIALS – 1.7%
29,185	PRA Group, Inc.*	1,049,201

	HEALTH CARE – 16.3%
13,104	athenahealth, Inc.*	1,239,638
13,385	Cerner Corp.*	666,305
9,367	Chemed Corp.	1,395,402
48,050	Inovalon Holdings, Inc. - Class A*	737,567
19,940	MEDNAX, Inc.*	1,305,472
18,400	Neogen Corp.*	1,164,352
15,080	Patterson Cos., Inc.	584,199
31,756	Roche Holding A.G. ADR	881,547
7,965	UnitedHealth Group, Inc.	1,261,019
16,285	Veeva Systems, Inc. - Class A*	756,927
		9,992,428
	INDUSTRIALS – 25.6%
5,280	3M Co.	906,787
5,001	Acuity Brands, Inc.	1,257,301
21,760	Advisory Board Co.*	770,304
29,405	Beacon Roofing Supply, Inc.*	1,364,098
38,445	Fastenal Co.	1,822,293
28,115	Healthcare Services Group, Inc.	1,095,079
14,090	HEICO Corp.	1,106,065
34,961	IHS Markit Ltd.* 1	1,256,498
23,765	Proto Labs, Inc.*	1,238,157
40,910	Ritchie Bros Auctioneers, Inc.[1]	1,563,989
42,605	Rollins, Inc.	1,368,899

Riverbridge Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (continued)
11,396	Stericycle, Inc.*	$831,566
12,820	Verisk Analytics, Inc. - Class A*	1,065,086
		15,646,122
	INFORMATION TECHNOLOGY – 24.9%
857	Alphabet, Inc. - Class A*	664,929
859	Alphabet, Inc. - Class C*	651,156
9,800	ANSYS, Inc.*	921,494
28,370	Cisco Systems, Inc.	845,994
6,775	CoStar Group, Inc.*	1,294,770
19,910	Fiserv, Inc.*	2,082,984
35,200	Microsoft Corp.	2,121,152
67,696	National Instruments Corp.	1,995,001
12,165	QUALCOMM, Inc.	828,802
18,455	salesforce.com, Inc.*	1,328,760
17,445	Stratasys Ltd.* 1	314,882
7,946	Ultimate Software Group, Inc.*	1,628,374
14,345	Verint Systems, Inc.*	538,655
		15,216,953
	MATERIALS – 5.8%
16,323	Ecolab, Inc.	1,905,384
7,367	International Flavors & Fragrances, Inc.	891,775
6,325	Praxair, Inc.	760,898
		3,558,057
	TOTAL COMMON STOCKS (Cost $48,429,753)	58,276,879

	SHORT-TERM INVESTMENTS – 4.6%
2,798,884	Fidelity Institutional Treasury Fund, 0.27%[2]	2,798,884

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,798,884)	2,798,884

	TOTAL INVESTMENTS – 99.9% (Cost $51,228,637)	61,075,763
	Other assets less liabilities – 0.1%	84,265

	TOTAL NET ASSETS – 100.0%	$61,160,028

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
SUMMARY OF INVESTMENTS
As of November 30, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Industrials	25.6%
Information Technology	24.9%
Health Care	16.3%
Consumer Discretionary	14.5%
Consumer Staples	6.5%
Materials	5.8%
Financials	1.7%
Total Common Stocks	95.3%
Short-Term Investments	4.6%
Total Investments	99.9%
Other assets less liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Fellow Shareholder:

The Riverbridge Eco Leaders Fund (the Fund) outperformed its primary benchmark, the Russell 3000® Growth Index, in Fiscal Year ended November 30, 2016, but was unable to keep up with the broader market, as represented by the S&P 500® Index. As always, the Riverbridge Investment Team adhered to our investment style, focusing on high quality, well managed companies which we believe can increase their earnings power for sustained periods regardless of overall economic conditions. Our performance goal remains to outperform the benchmarks over an entire economic cycle, typically 4-8 years.

Performance	FY 2016 (12/1/15- 11/30/16)	SINCE INCEPTION (12/31/14-11/30/16)
Investor Class (ECOLX) at NAV	5.69%	5.17%
Institutional Class (RIVEX) at NAV	5.87%	5.42%
Russell 3000® Growth	4.25%	5.84%
S&P 500®	8.06%	5.75%

For the period ended 12/31/16, the Fund’s one-year total return for the Investor Share was 6.10% and Institutional Share was 6.39%; and since inception annualized return for the Investor Share was 4.17% and Institutional Share was 4.42%. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please call (888) 447‐4470 for most recent month end performance. Returns for more than one year are annualized. As stated in the current prospectus, the Fund’s gross and net expense ratios for the Investor Class are 17.83% and 1.41%, respectively. The Fund’s gross and net expense ratios for the Institutional Class are 17.58% and 1.16%, respectively. The Fund’s advisor has contractually agreed to waive certain fees and/or pay for operating expenses until March 31, 2026. A redemption fee of 1.00% will be imposed on redemptions of shares within 90 days of purchase.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Market and Economic Environment

The twelve-month period ended November 30, 2016 was an eventful one in the U.S. equity market. In December 2015, the U.S. Federal Reserve raised interest rates for the first time since 2006. A sharp selloff in January caused by slowing growth in China was followed by a strong rally in March. During the second calendar quarter, a steady rise in stock prices ended abruptly with the results of the Brexit referendum in the United Kingdom. The summer and early fall featured a record-breaking streak of low volatility until stocks fell in October, ahead of the U.S. presidential election. Immediately after the election, the market experienced a strong and broad rally, driving the major indices to record highs.

For the period overall, small cap stocks outperformed large caps, and value stocks outperformed growth. All sectors in the Russell 3000® Growth Index except Health Care generated positive returns. In general, companies expected to benefit from stronger economic growth performed well. For example, of the major sectors within the primary benchmark, the top performing was Industrials.

During the Fund’s 2016 Fiscal Year, the U.S. economy demonstrated enough strength to allow the Fed to signal that it was likely to increase interest rates in December 2016, and in future Open Market Committee meetings thereafter. Employment data showed slow but steady improvement, home sales increased, and energy prices rose after bottoming out earlier in the period. Merger and acquisition activity remained at a high level, further exemplifying company managements’ confidence in the near-term outlook.

Performance Discussion

The Fund outperformed the primary benchmark for fiscal year 2016 notwithstanding market participants’ preference for stocks of companies that are expected to benefit from stronger economic growth. During 2016, the Riverbridge Investment Team did not deviate from our disciplined focus on companies that we believe are able to increase their earnings power regardless of overall economic conditions.

The top performing sector in FY 2016 was Consumer Discretionary. Strong stock selection enabled the Fund to generate strong relative and absolute results in this sector. Within this sector, the Fund’s investment in Dorman Products (DORM, 1.59% average weight) contributed to the Fund’s outperformance for the period. DORM is a leader in the aftermarket automotive mechanical parts industry. The stock rose 51% during Fiscal 2016 as investors recognized the success of new product introductions and the progress that the company has made in stabilizing its results.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

The Fund’s holdings in the Information Technology sector also contributed to the Fund’s relative performance. Strength in this sector was broad-based. The Fund’s Technology investments returned almost 10% in the aggregate, compared to under 6% for the Technology companies in the primary benchmark. One technology holding, Linear Technology (LLTC, 2.75% average weight), appreciated 31% during the fiscal year. LLTC is a semiconductor company which designs high performance analog circuits that require high amounts of complex engineering expertise. In July of 2016 LLTC management announced that it had received and accepted a takeover bid from competitor Analog Devices (ADI, not held) for $60/share, payable in cash and ADI stock. The purchase price represented a 22% premium over LLTC’s stock price at the time.

The Fund’s investments in the Health Care segment also contributed to performance during Fiscal 2016. One Health Care holding, Cepheid (CPHD, 2.37% average weight) increased in value 47%. CPHD is a molecular diagnostics company, with a platform providing automated sample preparation and rapid diagnosis. In September, CPHD management announced that the company received and accepted a cash takeover bid from Danaher Corp. (DHR, not held) for a 54% premium over the stock price at the time of the announcement. While this premium helped the Fund’s short-term performance, the Riverbridge Investment Team would have preferred that CPHD remain independent. The acquisition price is below the stock’s high, and the Team remained confident that CPHD’s competitive advantages and investments in its sales force would result in growth opportunities which would have benefited the Fund’s shareholders for years to come.

Investors’ clear preference for small cap stocks helped relative performance during Fiscal 2016. The Fund is truly All Cap, consisting of small, mid, and large cap companies in roughly equal proportions. The primary benchmark, however, is more heavily weighted toward large caps. Consequently, the outperformance of small caps in Fiscal 2016 contributed to the Fund’s relative performance.

Outlook

As we enter Fiscal 2017, investor optimism abounds. Market participants appear to anticipate from the incoming Trump administration more business- friendly policies with respect to taxation, regulation, and fiscal stimulus. Corporate earnings have rebounded. Corporate profits are again growing after several quarters of decline. Energy prices have also appeared to have stabilized following a volatile 2016.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Many market obstacles remain, however. Much of the optimism described above is already priced into the market, driving valuations higher. According to FactSet, as of 11/30/16, the S&P 500® is trading at twenty-one times their past twelve months of earnings, compared to the ten-year average of sixteen times. Though this valuation level is not extreme, it may moderate the advance by the markets. The stronger dollar is making U.S. exports more expensive to foreign buyers and could suppress foreign earnings. The Federal Reserve, after raising rates in December, is poised to tighten again in 2017 in their efforts to normalize monetary policy. Perhaps the most formidable foe to continued market advancement are high investor expectations.

The Riverbridge investment team does not alter our approach based on short-term expectations or based on the current emotions of the market. In Fiscal 2017, we will continue to seek high quality businesses featuring strong returns on capital. Our portfolio companies are internally financed and will be less impacted should interest rates and borrowing costs rise. Most importantly, the leaders of our companies are adept at managing through the ever-changing global business climate.

In the Riverbridge Eco Leaders Fund, the Riverbridge Investment Team will continue to invest in historically profitable companies that we believe are positioning themselves for sustainable market leadership and long-term growth, while demonstrating innovative best practices in environmental stewardship, social responsibility, and corporate governance.

Thank you for investing in the Riverbridge Eco Leaders Fund.

Riverbridge Partners, LLC.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

The views in this Report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding the Fund’s investment methodology and do not constitute investment advice.

Risk Disclosures: Investing involves risk, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund invests in foreign securities through the use of ADRs. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund will typically invest in the securities of fewer issuers. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price‐to‐book ratios and higher forecasted growth values. The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. An investor cannot invest directly in an index.

1200 IDS Center . 80 South Eighth Street . Minneapolis MN 55402 . Phone: 612.904.6200 .Toll Free: 877.904.6200 . www.riverbridge.com

Riverbridge Eco Leaders® Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 3000® Growth Index and the S&P 500® Index. The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2016	1 Year	Since Inception	Inception Date
Investor Class	5.69%	5.17%	12/31/14
Institutional Class	5.87%	5.42%	12/31/14
Russell 3000® Growth Index	4.25%	5.84%	12/31/14
S&P 500® Index	8.06%	5.75%	12/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 447-4470.

Gross and net expense ratios for the Investor Class shares were 17.83% and 1.41%, respectively, and for the Institutional Class shares were 17.58% and 1.16%, respectively, which were the amounts stated in the current prospectus dated April 1, 2016. The Eco Leaders Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Eco Leaders Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until March 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Riverbridge Eco Leaders® Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

Riverbridge Eco Leaders Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2016

Number of Shares		Value

	COMMON STOCKS – 99.6%
	CONSUMER DISCRETIONARY – 12.4%
72	Amazon.com, Inc.*	$54,041
512	Dorman Products, Inc.*	36,987
760	Grand Canyon Education, Inc.*	43,396
973	LKQ Corp.*	31,943
1,172	Starbucks Corp.	67,941
		234,308
	CONSUMER STAPLES – 5.4%
605	United Natural Foods, Inc.*	28,405
561	Walgreens Boots Alliance, Inc.	47,534
819	Whole Foods Market, Inc.	24,889
		100,828
	FINANCIALS – 1.6%
831	PRA Group, Inc.*	29,874

	HEALTH CARE – 17.2%
416	athenahealth, Inc.*	39,354
407	Cerner Corp.*	20,260
331	Chemed Corp.	49,309
1,510	Inovalon Holdings, Inc. - Class A*	23,178
646	MEDNAX, Inc.*	42,294
584	Neogen Corp.*	36,956
1,112	Roche Holding A.G. ADR	30,869
362	UnitedHealth Group, Inc.	57,312
525	Veeva Systems, Inc. - Class A*	24,402
		323,934
	INDUSTRIALS – 25.7%
156	Acuity Brands, Inc.	39,220
824	Advisory Board Co.*	29,170
958	Beacon Roofing Supply, Inc.*	44,442
492	Exponent, Inc.	29,840
1,157	Fastenal Co.	54,842
447	HEICO Corp.	35,089
1,464	IHS Markit Ltd.* 1	52,616
325	Middleby Corp.*	44,518
840	Proto Labs, Inc.*	43,764
1,426	Ritchie Bros Auctioneers, Inc.[1]	54,516
312	Stericycle, Inc.*	22,767
402	Verisk Analytics, Inc. - Class A*	33,398
		484,182

Riverbridge Eco Leaders Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY – 31.4%
46	Alphabet, Inc. - Class A*	$35,691
413	ANSYS, Inc.*	38,834
583	ChannelAdvisor Corp.*	8,395
225	CoStar Group, Inc.*	43,000
760	Cree, Inc.*	19,243
654	Fiserv, Inc.*	68,422
385	MAXIMUS, Inc.	21,287
1,087	Microsoft Corp.	65,503
2,154	National Instruments Corp.	63,478
581	Power Integrations, Inc.	39,101
554	QUALCOMM, Inc.	37,744
599	salesforce.com, Inc.*	43,128
1,048	Stratasys Ltd.* 1	18,916
289	Ultimate Software Group, Inc.*	59,225
788	Verint Systems, Inc.*	29,589
		591,556
	MATERIALS – 5.9%
516	Ecolab, Inc.	60,232
234	International Flavors & Fragrances, Inc.	28,326
190	Praxair, Inc.	22,857
		111,415
	TOTAL COMMON STOCKS (Cost $1,748,856)	1,876,097

	SHORT-TERM INVESTMENTS – 2.9%
54,318	Fidelity Institutional Treasury Fund, 0.27%[2]	54,318

	TOTAL SHORT-TERM INVESTMENTS (Cost $54,318)	54,318

	TOTAL INVESTMENTS – 102.5% (Cost $1,803,174)	1,930,415
	Liabilities less other assets – (2.5)%	(47,511)

	TOTAL NET ASSETS – 100.0%	$1,882,904

ADR – American Depository Receipt

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund
SUMMARY OF INVESTMENTS
As of November 30, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Information Technology	31.4%
Industrials	25.7%
Health Care	17.2%
Consumer Discretionary	12.4%
Materials	5.9%
Consumer Staples	5.4%
Financials	1.6%
Total Common Stocks	99.6%
Short-Term Investments	2.9%
Total Investments	102.5%
Liabilities less other assets	(2.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Riverbridge Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of November 30, 2016

Assets:	Growth Fund	Eco Leaders Fund
Investments, at value (cost $51,228,637 and $1,803,174, respectively)	$61,075,763	$1,930,415
Receivables:
Fund shares sold	101,804	-
Dividends and interest	83,505	2,295
Due from Advisor	-	13,860
Prepaid expenses	24,198	20,255
Total assets	61,285,270	1,966,825

Liabilities:
Payables:
Fund shares redeemed	17,563	-
Shareholder servicing fees (Note 8)	6,890	1,956
Distribution fees (Note 7)	719	56
Advisory fees	24,210	-
Auditing fees	17,536	17,531
Transfer agent fees and expenses	16,289	7,851
Fund accounting fees	13,593	9,626
Fund administration fees	11,708	7,044
Legal fees	4,776	1,978
Custody fees	3,942	2,647
Chief Compliance Officer fees	1,059	1,054
Trustees' fees and expenses	478	157
Offering costs - Advisor	-	31,466
Accrued other expenses	6,479	2,555
Total liabilities	125,242	83,921
Net Assets	$61,160,028	$1,882,904

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$49,420,737	$1,739,317
Accumulated net realized gain on investments	1,892,165	16,346
Net unrealized appreciation on investments	9,847,126	127,241
Net Assets	$61,160,028	$1,882,904

Investor Class:
Net assets applicable to shares outstanding	$3,461,689	$283,692
Shares of beneficial interest issued and outstanding	233,009	26,250
Net asset value, offering and redemption price per share	$14.86	$10.81

Institutional Class:
Net assets applicable to shares outstanding	$57,698,339	$1,599,212
Shares of beneficial interest issued and outstanding	3,847,672	147,278
Net asset value, offering and redemption price per share	$15.00	$10.86

See accompanying Notes to Financial Statements.

Riverbridge Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2016

Investment Income:	Growth Fund	Eco Leaders Fund
Dividends (net of foreign withholding taxes of $8,528 and $292, respectively)	$528,923	$13,212
Interest	4,186	115
Total investment income	533,109	13,327

Expenses:
Advisory fees	413,548	14,912
Fund administration fees	68,904	46,103
Fund accounting fees	51,678	37,171
Transfer agent fees and expenses	55,760	24,568
Registration fees	27,063	25,841
Shareholder servicing fees (Note 8)	18,556	657
Auditing fees	17,513	17,531
Legal fees	15,894	10,924
Custody fees	10,815	7,695
Distribution fees (Note 7)	9,971	600
Shareholder reporting fees	9,892	2,418
Trustees' fees and expenses	6,463	5,986
Chief Compliance Officer fees	6,207	7,597
Miscellaneous	4,194	4,798
Insurance fees	1,314	1,201
Offering costs	-	1,381

Total expenses	717,772	209,383
Advisory fees waived	(156,471)	(14,912)
Other expenses absorbed	-	(174,817)
Net expenses	561,301	19,654
Net investment loss	(28,192)	(6,327)

Realized and Unrealized Gain from Investments:
Net realized gain on investments	2,038,639	22,780
Net change in unrealized appreciation on investments	586,469	86,161
Net realized and unrealized gain on investments	2,625,108	108,941

Net Increase in Net Assets from Operations	$2,596,916	$102,614

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(28,192)	$(73,528)
Net realized gain on investments	2,038,639	1,082,719
Net change in unrealized appreciation on investments	586,469	2,393,696
Net increase in net assets resulting from operations	2,596,916	3,402,887

Distributions to Shareholders:
From net realized gain
Investor class	(101,511)	(190,834)
Institutional class	(989,238)	(845,982)
Total distributions to shareholders	(1,090,749)	(1,036,816)

Capital Transactions:
Net proceeds from shares sold:
Investor class	940,856	887,292
Institutional class	12,615,115	13,351,961
Reinvestment of distributions:
Investor class	94,879	183,430
Institutional class	844,341	694,776
Cost of shares redeemed:
Investor class[1]	(2,371,091)	(5,261,879)
Institutional class[2]	(5,069,568)	(6,102,034)
Net increase in net assets from capital transactions	7,054,532	3,753,546

Total increase in net assets	8,560,699	6,119,617

Net Assets:
Beginning of period	52,599,329	46,479,712
End of period	$61,160,028	$52,599,329

Capital Share Transactions:
Shares sold:
Investor class	67,278	63,549
Institutional class	909,158	944,245
Shares reinvested:
Investor class	6,748	13,617
Institutional class	59,629	51,313
Shares redeemed:
Investor class	(176,209)	(383,335)
Institutional class	(358,404)	(430,844)
Net increase from capital share transactions	508,200	258,545

[1]	Net of redemption fee proceeds of $2,806 and $301, respectively.
[2]	Net of redemption fee proceeds of $2,975 and $4,100, respectively.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Period December 31, 2014* through November 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(6,327)	$(7,048)
Net realized gain on investments	22,780	33,776
Net change in unrealized appreciation on investments	86,161	41,080
Net increase in net assets resulting from operations	102,614	67,808

Distributions to Shareholders:
From net realized gain
Investor class	(4,393)	-
Institutional class	(25,495)	-
Total distributions to shareholders	(29,888)	-

Capital Transactions:
Net proceeds from shares sold:
Investor class	57,516	216,614
Institutional class	101,295	1,350,000
Reinvestment of distributions:
Investor class	4,393	-
Institutional class	25,495	-
Cost of shares redeemed:
Investor class[1]	(2,540)	(10,403)
Net increase in net assets from capital transactions	186,159	1,556,211

Total increase in net assets	258,885	1,624,019

Net Assets:
Beginning of period	1,624,019	-
End of period	$1,882,904	$1,624,019

Capital Share Transactions:
Shares sold:
Investor class	5,588	21,501
Institutional class	9,754	135,000
Shares reinvested:
Investor class	436	-
Institutional class	2,524	-
Shares redeemed:
Investor class	(259)	(1,016)
Net increase from capital share transactions	18,043	155,485

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $0 and $11, respectively.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014		For the Period December 31, 2012* through November 30, 2013
Net asset value, beginning of period	$14.63	$13.97		$13.50		$10.00
Income from Investment Operations:
Net investment loss[1]	(0.04)	(0.05)		(0.04)		(0.04)
Net realized and unrealized gain on investments	0.57	1.02		0.58		3.53
Total from investment operations	0.53	0.97		0.54		3.49

Less Distributions:
From net realized gain	(0.31)	(0.31)		(0.07)		-
Total distributions	(0.31)	(0.31)		(0.07)		-

Redemption fee proceeds[1]	0.01	-	[2]	-	[2]	0.01

Net asset value, end of period	$14.86	$14.63		$13.97		$13.50

Total return[3]	3.78%	7.14%		3.99%		35.00%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$3,462	$4,902		$8,962		$6,293

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.53%	1.67%		1.72%		2.25%	[5]
After fees waived and expenses absorbed	1.25%	1.25%		1.25%		1.25%	[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.56)%	(0.79)%		(0.79)%		(1.37)%	[5]
After fees waived and expenses absorbed	(0.28)%	(0.37)%		(0.32)%		(0.37)%	[5]

Portfolio turnover rate	21%	25%		22%		9%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014		For the Period December 31, 2012* through November 30, 2013
Net asset value, beginning of period	$14.73	$14.04		$13.53		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	-	(0.02)		(0.01)		(0.01)
Net realized and unrealized gain on investments	0.58	1.02		0.59		3.54
Total from investment operations	0.58	1.00		0.58		3.53

Less Distributions:
From net realized gain	(0.31)	(0.31)		(0.07)		-
Total distributions	(0.31)	(0.31)		(0.07)		-

Redemption fee proceeds[1]	-	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$15.00	$14.73		$14.04		$13.53

Total return[3]	4.03%	7.32%		4.28%		35.30%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$57,698	$47,697		$37,518		$25,297

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.28%	1.42%		1.47%		2.00%	[5]
After fees waived and expenses absorbed	1.00%	1.00%		1.00%		1.00%	[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.31)%	(0.54)%		(0.54)%		(1.12)%	[5]
After fees waived and expenses absorbed	(0.03)%	(0.12)%		(0.07)%		(0.12)%	[5]

Portfolio turnover rate	21%	25%		22%		9%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Period December 31, 2014* through November 30, 2015
Net asset value, beginning of period	$10.42	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.06)	(0.07)
Net realized and unrealized gain on investments	0.64	0.49
Total from investment operations	0.58	0.42

Less Distributions:
From net realized gain	(0.19)	-
Total distributions	(0.19)	-

Redemption fee proceeds[1]	-	-	[2]

Net asset value, end of period	$10.81	$10.42

Total return[3]	5.69%	4.20%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$284	$214

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	12.84%	17.82%	[5]
After fees waived and expenses absorbed	1.40%	1.40%	[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(12.04)%	(17.13)%	[5]
After fees waived and expenses absorbed	(0.60)%	(0.71)%	[5]
Portfolio turnover rate	24%	12%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Period December 31, 2014* through November 30, 2015
Net asset value, beginning of period	$10.45	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.03)	(0.04)
Net realized and unrealized gain on investments	0.63	0.49
Total from investment operations	0.60	0.45

Less Distributions:
From net realized gain	(0.19)	-
Total distributions	(0.19)	-

Redemption fee proceeds[1]	-	-

Net asset value, end of period	$10.86	$10.45

Total return[2]	5.87%	4.50%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,599	$1,410

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	12.59%	17.57%	[4]
After fees waived and expenses absorbed	1.15%	1.15%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(11.79)%	(16.88)%	[4]
After fees waived and expenses absorbed	(0.35)%	(0.46)%	[4]
Portfolio turnover rate	24%	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

Note 1 – Organization
Riverbridge Growth Fund (the ‘‘Growth Fund’’), and Riverbridge Eco Leaders Fund (the “Eco Leaders Fund”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Growth Fund seeks to achieve long-term capital appreciation. The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The Eco Leaders Fund seeks to achieve long-term capital appreciation. The Fund commenced investment operations on December 31, 2014, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2013-2016 for the Growth Fund and the open years ended November 30, 2015-2016 for Eco Leaders Fund, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Riverbridge Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Growth Fund and the Eco Leaders Fund pay a monthly investment advisory fee to the Advisor at the annual rate of 0.75% and 0.90%, respectively, of each Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.25% and 1.00% of the average daily net assets of the Growth Fund’s Investor Class and Institutional Class shares, respectively until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Eco Leaders Fund’s Investor Class and Institutional Class shares, respectively until March 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended November 30, 2016, the Advisor waived its advisory fees and absorbed other expenses totaling $156,471 and $189,729 for the Growth Fund and Eco Leaders Fund, respectively. The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed, if the Funds’ expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2016, the amount of these potentially recoverable expenses was $558,782 and $424,270 for the Growth Fund and Eco Leaders Fund, respectively. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

	Growth Fund	Eco Leaders Fund
2017	$203,751	$-
2018	198,560	234,541
2019	156,471	189,729
Total	$558,782	$424,270

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended November 30, 2016, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended November 30, 2016, are reported on the Statements of Operations.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Note 4 – Federal Income Taxes
At November 30, 2016, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Growth Fund	Eco Leaders Fund
Cost of investments	$51,327,858	$1,806,690

Gross unrealized appreciation	$12,921,723	$278,721
Gross unrealized depreciation	(3,173,818)	(154,996)

Net unrealized appreciation on investments	$9,747,905	$123,725

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Funds	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
Growth Fund	$467	$28,192	$(28,659)
Eco Leaders Fund	106	6,327	(6,433)

As of November 30, 2016, the components of accumulated earnings/deficit on a tax basis were as follows:

	Growth Fund	Eco Leaders Fund
Undistributed ordinary income	$558,488	$11,710
Undistributed long-term capital gains	1,432,898	8,152
Tax accumulated earnings	1,991,386	19,862

Accumulated capital and other losses	-	-
Net unrealized appreciation on investments	9,747,905	123,725
Total accumulated earnings	$11,739,291	$143,587

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The tax character of the distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015, were as follows:

	Growth Fund		Eco Leaders Fund
Distributions paid from:	2016	2015	2016	2015
Ordinary Income	$180,486	$110,320	$29,888	$-
Net long-term capital gains	910,263	926,496	-	-
Total taxable distributions	1,090,749	1,036,816	29,888	-

Total distributions paid	$1,090,749	$1,036,816	$29,888	$-

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended November 30, 2016 and the year ended November 30, 2015, redemption fees were as follows:

	Year Ended November 30, 2016	Year Ended November 30, 2015
Growth Fund	$5,781	$4,401
Eco Leaders Fund	0	11

Note 6 – Investment Transactions
For the year ended November 30, 2016, for the Growth Fund and the Eco Leaders Fund, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Growth Fund	$15,750,792	$11,345,912
Eco Leaders Fund	545,968	404,249

Note 7 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to the Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended November 30, 2016, for the Growth Fund and Eco Leaders Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2016, for the Growth Fund and Eco Leaders Fund, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Note 9 – Indemnifications
In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, each Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2016, in valuing the Funds’ assets carried at fair value:

Growth Fund	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$58,276,879	$-	$-	$58,276,879
Short-Term Investments	2,798,884	-	-	2,798,884
Total Investments	$61,075,763	$-	$-	$61,075,763

Eco Leaders Fund	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$1,876,097	$-	$-	$1,876,097
Short-Term Investments	54,318	-	-	54,318
Total Investments	$1,930,415	$-	$-	$1,930,415

*	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.
**	The Funds did not hold any Level 2 or 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 11 – Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Events Subsequent to the Fiscal Periods End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Riverbridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The Funds declared the payment of a distribution to be paid, on December 20, 2016, to shareholders of record on December 19, 2016 as follows:

		Long-Term Capital Gain	Short-Term Capital Gain	Income
Growth Fund	Investor Class Shares	$ 0.34974	$ 0.13632	None
Growth Fund	Institutional Class Shares	0.34974	0.13632	None
Eco Leaders Fund	Investor Class Shares	0.04716	0.06773	None
Eco Leaders Fund	Institutional Class Shares	0.04716	0.06773	None

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Riverbridge Funds and the
Board of Trustees of
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Riverbridge Growth Fund and Riverbridge Eco Leaders Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of November 30, 2016, and with respect to Riverbridge Growth Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period December 31, 2012 (commencement of operations) to November 30, 2013 and with respect to Riverbridge Eco Leaders Fund the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2014 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riverbridge Growth Fund and Riverbridge Eco Leaders Fund as of November 30, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017

Riverbridge Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gains Designation
For the fiscal year ended November 30, 2016, the Growth Fund designates $910,263 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income
For the year ended November 30, 2016, 96.51% and 100%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), for the Growth and Eco Leaders Funds are designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended November 30, 2016, 83.90% and 98.76%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), for the Growth and Eco Leaders Funds qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 447-4470. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	78	None.

Riverbridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel (2010 – 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

Riverbridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Riverbridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on September 20-22, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Riverbridge Partners, LLC (the “Investment Advisor”) with respect to the Riverbridge Eco Leaders Fund (the “Eco Leaders Fund”) and Riverbridge Growth Fund (the “Growth Fund”) series of the Trust for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Peer Group”) from its relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2016; and reports comparing the investment advisory fees and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•
The Eco Leaders Fund’s total return for the one-year period was above the median returns of the Peer Group and All-Cap Growth/Blend Custom Fund Universe, but below the return of the Russell 3000 Growth Index by 1.10%. The Trustees considered that during the fourth quarter of 2015 and first quarter of 2016, stocks of companies with large market capitalizations generally outperformed smaller capitalization stocks in the U.S. equity market, which negatively impacted the Fund’s performance relative to the Russell 3000 Growth Index as the Fund held a higher percentage of small capitalization stocks than the Index. The Trustees also noted that the Fund had been operating for a relatively short period, and that performance over longer periods would be more meaningful.

•
The Growth Fund’s total return for the one-year period was above the Peer Group and All-Cap Growth/Blend Custom Fund Universe median returns, but below the return of the Russell 3000 Growth Index by 1.97%. The Trustees noted that in 2015 the Fund’s performance was in the top quartile of funds in the Fund Universe and the Fund received a 4-star rating from Morningstar. For the three-year period, the Fund’s annualized total return was above the Peer Group median return, but below the return of the Russell 3000 Growth Index and the median return of the Fund Universe by 3.85% and 0.19%, respectively. The Trustees noted that the Fund’s volatility of returns was relatively low, as measured by its standard deviation.

Riverbridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•
The Eco Leaders Fund’s annual investment advisory fee (gross of fee waivers) was above both the Peer Group and All-Cap Growth/Blend Custom Fund Universe medians by 0.15%. The Trustees noted the Investment Advisor’s assertion that the Fund only invests in companies which have a positive or neutral impact on the environment, and the determination of environmental impact requires additional research by the Investment Advisor’s investment team. The Trustees also noted that the Fund’s advisory fee was lower than the fee the Investment Advisor charges its institutional clients to manage separate accounts using similar objectives and policies as the Fund.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Fund Universe median by 0.25%, and above the Peer Group median by 0.24%. The Board noted, however, that as of June 30, 2016, the Fund’s average net assets were approximately $1.5 million and were significantly smaller than the average net assets of funds in the Peer Group and Fund Universe.

•
The Growth Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and All-Cap Growth/Blend Custom Fund Universe medians. The Trustees noted that the Fund’s advisory fee was lower than the fee the Investment Advisor charges its institutional clients to manage separate accounts using similar objectives and policies as the Fund.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were slightly higher than the Fund Universe and Peer Group medians by 0.10% and 0.03%, respectively. The Board noted, however, that the Fund’s average net assets were significantly smaller than the average net assets of funds in the Peer Group and Fund Universe.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2016, noting that the Investment Advisor had waived a significant portion of its advisory fee for the Growth Fund, and had waived its entire advisory fee and subsidized certain of the operating expenses of the Eco Leaders Fund. The Board considered that the Investment Advisor did not realize a profit with respect to the Eco Leaders Fund, and determined that the Investment Advisor’s profit with respect to the Growth Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Funds, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Riverbridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Riverbridge Funds
EXPENSE EXAMPLES
For the Six Months Ended November 30, 2016 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Investor Class only), and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses
The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the rows titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Riverbridge Growth Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Investor Class	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual Performance	$ 1,000.00	$1,061.40	$ 6.44
Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.31

Institutional Class	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual Performance	$ 1,000.00	$1,063.10	$ 5.16
Hypothetical (5% annual return before expenses)	1,000.00	1,020.00	5.05

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.00% Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Riverbridge Funds
EXPENSE EXAMPLES – Continued
For the Six Months Ended November 30, 2016 (Unaudited)

Riverbridge Eco Leaders Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Investor Class	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual Performance	$ 1,000.00	$1,071.40	$ 7.25
Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.06

Institutional Class	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual Performance	$ 1,000.00	$1,073.10	$ 5.96
Hypothetical (5% annual return before expenses)	1,000.00	1,019.25	5.80

*
Expenses are equal to the Fund’s annualized expense ratio of 1.40% and 1.15% Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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RIVERBRIDGE FUNDS
Each a series of Investment Managers Series Trust

Investment Advisor
Riverbridge Partners, LLC
 1200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
 Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
 Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
 Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Riverbridge Growth Fund – Investor Class	RIVRX	46141P 305
Riverbridge Growth Fund – Institutional Class	RIVBX	46141P 404
Riverbridge Eco Leaders® Fund – Investor Class	ECOLX	46141P 602
Riverbridge Eco Leaders® Fund – Institutional Class	RIVEX	46141P 701

Privacy Principles of the Riverbridge Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or a former shareholder to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Riverbridge Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (888) 447-4470 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 447-4470 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Riverbridge Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 447-4470

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-447-4470.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$29,600	$29,250
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/8/17

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/8/17